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                                                                    Exhibit 23.1


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM




We consent to the reference to our firm under the caption "Experts" and to the use of our report dated April 13, 2007 in the Registration Statement (Amendment No. 1 to Form S-1) and related Prospectus of Airvana, Inc. for the registration of shares of its common stock.


/s/ Ernst & Young LLP

Boston, Massachusetts
May 24, 2007